UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 8, 2007

HIGH POINT TRANSPORT, INC.
(Name of Small Business Issuer in its charter)

Florida	000-52756	20-4871281
(State or jurisdiction of	Commission File Number	(I.R.S. Employer
incorporation or organization)		Identification Number)

23730 County Road 675, Myakka City, Florida	34251
(Address of principal executive offices)	(Zip Code)

(941) 545-7800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.02  Unregistered Sales of Equity Securities

The following table sets forth information about the registrant’s unregistered sales of common stock following its most recent report on Form 8-K for an event date of October 25, 2007

Date	Title of Security	Amount	Purchaser	Price	Exemption
2007	Common stock	10,000	Ronald L. Milewski (7)	Future services	Section 4(2)
____________
(1)  Mr. Milewski is a newly elected director of the registrant.

We did not pay and no one acting on its behalf or to our knowledge paid any commissions or other compensation with respect to the sale of the shares to Mr. Milewski. We made the sale through our board of directors and officers, none of whom where paid special compensation with respect thereto. The sale was made directly to Mr. Milewski, as compensation for his future services as a director of the registrant. His election as a director established his relationship with us.  He was a personal contact of Mr. Henley.  Mr. Milewski had an opportunity to obtain information about the registrant, its business, condition and prospects, financial and otherwise, before accepting the shares. We believe, based on information we obtained about Mr. Milewski, that he has such knowledge and experience in business and financial transactions that he is able to understand and evaluate the risks and merits of investment in the registrant.  A legend was placed on each certificate, prohibiting public resale of the shares, except in compliance with Rule 144. We claim exemption from the registration requirement of the Securities Act of 1933, as amended (the "Act") by reason of Section 4(2) of the Act and the rules and regulations there under, on grounds that the sale to Mr. Milewski did not involve a public offering or distribution within the meaning of the Act.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

-	Ronald L. Milewski was elected as a director of the registrant on November 8, 2007.
-	From May, 1990 to June 2007 – He was employed by Sirva, Inc. and its predecessor companies;
-	From May 1990 to November 1999 – He was VP – Finance for North American Van Lines;
-	November 1999 to May 2001 – He was VP & Controller of Allied Worldwide, Inc.;
-	May 2001 to February 2003 – Mr. Milewski was Senior Vice President and Chief Financial Officer of Sirva, Inc.;
-	February 2003 to January 2005 – He was Senior Vice President, Global Risk Management of Sirva, Inc.;
-	January 2005 to December 2005 – Mr. Milewski was Acting Chief Financial Officer of Sirva, Inc.;
-	December 2005 to June 2007 – He was Executive Vice President, Restructuring and Chief Risk Officer of Sirva, Inc.;
-	From June 2007 to present – Mr. Milewski has been self-employed as a consultant, specializing in mergers and acquisitions, as well as financial and accounting matters.
-	Mr. Milewski earned a bachelor of business administration degree in accounting from Eastern Michigan University in 1974.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

High Point Transport, Inc.

By: /s/ Paul A. Henley
Paul A. Henley, Chief Executive Officer,
Chief Operating Officer and President
November 16, 2007

/s/ Cristino L. Perez
Cristino L. Perez, Chief Financial and Accounting Officer
November 16, 2007